SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 18, 2001
                                                           -------------
                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-14879                  222322400
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(State or Other                 (Commission File Number)      (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


    600 College Road East, CN 5308, Princeton, NJ                   08540
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     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (609) 750-8200
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ITEM 5.  OTHER EVENTS.

     On March  28,  2000,  Cytogen  Corporation,  a  Delaware  corporation  (the
"Company") filed a registration statement (File No. 333-33436) (the "Registration Statement") on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), of up to an aggregate of 6,000,000 shares of common stock of the Company. On June 9, 2000, the Company filed Amendment No. 1 to the Registration Statement on Form S-3/A with the Commission. The Commission declared the Registration Statement effective on June 14, 2000.

     On June 18, 2001, the Company entered into a Share Purchase Agreement (the "Agreement") with the State of Wisconsin Investment Board ("SWIB") relating to the issuance and sale of 1,820,000 shares of the Company's Common Stock for an aggregate purchase price of approximately $8.2 million.

     On June 19, 2001, the Company filed with the Commission a prospectus as part of the Registration Statement and pursuant to Rule 424(b)(2) of the Securities Act, relating to the sale of such shares and issued the shares upon closing of the transaction. Upon the issuance of such shares, all except 842 shares registered under the Registration Statement have been issued.

     In connection with its execution of the Agreement, the Company agreed to discontinue the use of its Equity Financing Facility with Acqua Wellington North American Equities Fund, Ltd. The Company further agreed to amend, within thirty days of closing, its Bylaws and its stock option plans, as set forth in the Agreement, to prohibit, without requisite stockholder approval, certain option grants or option adjustments, the sale of certain securities of the Company and the execution of certain equity line or future priced securities arrangements.

     Each of the Agreement and the related press release of the Company dated June 18, 2001 are attached hereto as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Exhibits.

              Exhibit No.   Description
              -----------   -----------

                 10.1       Share Purchase Agreement
                 99.1       Press release dated June 18, 2001




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CYTOGEN CORPORATION

                                          By: /s/ Catherine M. Verna
                                              ----------------------------------
                                              Catherine M. Verna, Esq.
                                              Vice President and General Counsel


Dated:      June 19, 2001



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                                  EXHIBIT INDEX




              Exhibit No.   Description
              -----------   -----------

                 10.1       Share Purchase Agreement
                 99.1       Press release dated June 18, 2001